Value Investing in Small Companies For Over 20 Years




                                      THE
                                     ROYCE
                                     FUNDS


                               Royce Premier Fund
                              Royce Micro-Cap Fund





                                                         1997 Semi-Annual Report

THE ROYCE FUNDS ROAD MAP

For over twenty years, Royce & Associates has focused exclusively on small and micro-cap investing. While we offer a variety of funds, we remain committed to a risk-averse investment style. Since 1990, the firm has devoted its energies to two portfolio strategies.

o TWO CORE PORTFOLIO STRATEGIES

               CONCENTRATED SMALL-CAP           MICRO-CAP

               ROYCE PREMIER                    ROYCE MICRO-CAP
               Small-Cap Orientation            Micro-Cap Orientation
               Concentrated Portfolio           Broadly Diversified Portfolio

               Portfolios revolve around two main criteria: CAPITALIZATION (small or micro-cap) and CONCENTRATION. The small-cap universe (companies with market caps between $300 million and $1 billion) is no longer small, unknown or under-owned; therefore, WE BELIEVE THAT THIS GREATER LEVEL OF EFFICIENCY REQUIRES GREATER PORTFOLIO CONCENTRATION. The micro-cap universe (companies with market caps between $5 million and $300 million) provides more choices (approximately 7,000 companies), yet greater trading difficulties; therefore, WE BELIEVE THAT BROAD DIVERSIFICATION IS REQUIRED GIVEN THE LIQUIDITY CONSTRAINTS OF THIS SECTOR.


     o OPPORTUNISTIC THEMES

               ROYCE TOTAL RETURN               ROYCE LOW-PRICED
               Dividend-Paying Securities       Stocks Below $15

               We have identified two other attributes for delivering strong risk-adjusted returns - one has low-risk characteristics (dividends) and the other (low-priced stocks) has the potential for high returns. When these attributes are found in stocks we selected for our core portfolios, we designate them for our specific theme funds. Performance and volatility may be substantially different for each of these portfolios.


o COMBINED PORTFOLIOS - OUR FLAGSHIP APPROACH

               PENNSYLVANIA MUTUAL    PMF II    ROYCE GIFTSHARES
                     Combine Small and Micro-Cap Companies

               The combined portfolios encompass approximately EQUAL WEIGHTINGS of each core strategy. Two of our portfolios, including our flagship fund Pennsylvania Mutual, are suitable for both individuals and institutions, while GiftShares offers a unique gifting and estate planning portfolio.

SEMI-ANNUAL REPORT REFERENCE GUIDE

After a solid first quarter, Royce Premier flourished
during the strong second quarter to finish ahead of
the Russell 2000 on a year-to-date basis.                     8

Royce Premier's top 35 holdings represented
approximately 82% of the equity portfolio.                    9

Royce Micro-Cap outperformed the Russell 2000
over the last five years on both an absolute and
risk adjusted basis.                                          10

Royce Micro-Cap's risk-averse orientation has
resulted in strong relative down market returns.              10

Schedules of Investments and other Financial Statements.      14 - 20

Postscript: All That Jazz.                                    Inside back cover


For over twenty years, our risk-averse approach has focused on evaluating a company's "private worth" - what we believe an enterprise would sell for in a private transaction between rational parties. This requires a thorough understanding of the financial and operating dynamics of a business, as though we were purchasing the entire company. The price we will pay for a security must be significantly lower than our appraisal of its private worth.



PERFORMANCE RESULTS
                                   Year-To-Date                  Since
Fund (Inception)                      Return         1-Year    Inception
Royce Premier Fund (12/31/91)         14.6%           26.0%      16.1%
Royce Micro-Cap Fund (12/31/91)       10.1%           14.6%      18.2%

                              [ GRAPHIC OMITTED ]
                      Photo of Charles M. Royce, President

The small-cap world has evolved dramatically during the last ten to fifteen years, especially in terms of capitalization. When we began managing money in the early '70's, small-cap was a much less efficient sector; but today, all that has changed. The small-cap market now behaves more like the large-cap market.

Small and micro-cap are distinct markets, which require distinct strategies. The idea of two distinct markets inside small-cap is one that we believe will be the party line in another half dozen years.

Letter to our Shareholders

                              [ GRAPHIC OMITTED ]

     Cartoon: "How come Jasper's mutual fund is up twelve per cent and mine's up only eight?"

Bigger Was Better . . .

     In light of 1997's results to date, investors in small-cap mutual funds are probably asking similar questions to that posed in the cartoon. Performance in the first six months resembled that of the last half of 1996. Investors' preference for easy-to-trade securities enabled larger, more well-known stocks to perform better, even within the small-cap universe.

     After a sluggish start, small-cap securities came roaring back in the second quarter, posting their best results since 1991. They, however, still trailed their large company counterparts, which provided impressive second quarter results to go along with their solid early 1997 returns. For the first six months, the Russell 2000 Index of small company stocks was up 10.2% versus a gain of 20.6% for the large-cap oriented S&P 500 Index. The disparity between large and small-cap is even more dramatic for the one-year period ended June 30, 1997: 34.7% for the S&P 500 versus 16.3% for the Russell 2000. In fact, this is the widest margin of outperformance by the S&P 500 since the Russell 2000's inception in 1979. COINCIDENTALLY, THE PREVIOUS TWO PERIODS OF SUBSTANTIAL SMALL-CAP, ONE-YEAR UNDERPERFORMANCE (APRIL '87 AND MAY '90) OCCURRED JUST PRIOR TO THE LAST TWO GENERAL MARKET DECLINES. Although periods of large-cap dominance are not unusual, the magnitude of the current outperformance is almost unprecedented. Over the last three and one-half calendar years, the S&P 500 has provided a 23.1% average annual total return versus 14.8% for the Russell 2000.

     While not matching the S&P 500, recent small-cap returns, as measured by the Russell 2000, are excellent in both the absolute and the historical contexts. It is hard to imagine how anyone who invested in a sector that produced average annual total returns for the one, five, ten and fifteen-year periods of 16.3%, 17.9%, 11.1% and 15.1%, respectively, would be disappointed. It is only through the lens of relative performance that one can find fault.

 ...AND SO WAS VALUE

     Over the last twelve months, small-cap investors experienced greater volatility than in recent years. Increased volatility tends to benefit value investing, as evidenced by year-to-date and one-year performance results. Despite strong returns in May for growth stocks within the Russell 2000, sparked by a decline in interest rates in mid-April, value stocks within the small-cap index retained the performance edge that began in the second half of 1996. Through the first six months of 1997, the Russell 2000 Value Index was up 14.8% versus a gain of 5.2% for the Russell 2000 Growth Index. This performance disparity is even more evident when reviewing the last twelve months. We believe that the higher level of volatility will continue within the small-cap sector. This favors our value approach, which takes advantage of price fluctuations.

     WE ARE PLEASED TO REPORT SOLID ABSOLUTE AND RELATIVE SIX AND TWELVE-MONTH RESULTS. FOR A COMPLETE DISCUSSION OF HOW WE DID, INCLUDING BOTH PERFORMANCE AND PORTFOLIO DIAGNOSTICS, PLEASE SEE PAGES 8-11.

SMALL-CAP AIN'T WHAT IT USED TO BE

     It has been documented by Ibbotson and Associates that small-cap companies have outperformed their larger counterparts by approximately 2% annually, on average, since 1926. This performance premium is known as the "small-cap effect." While this is not an every year occurrence and 2% per annum may not seem like much, the results are eye-popping when one compounds this differential over the last 70 years! Even though this performance rule of thumb is generally accepted, we believe that it can be misleading. The index utilized to calculate the small-cap effect includes only the "smallest" of small-cap companies, those in the 9th and 10th deciles of market capitalization. Today, this roughly equates to companies under $300 million in market capitalization. In contrast, the world has generally redefined small-cap to include companies under $1 billion. WHAT HAS BEEN LABELED A SMALL-CAP EFFECT SHOULD IN FACT NOW BE VIEWED AS A MICRO-CAP PHENOMENON. This has important implications for all investors.

     The case for two distinct markets-small and micro-cap-is apparent in other ways as well. The annual rebalancing of the Russell 2000 in June produced an estimated 30% increase in the index's weighted average market cap ($609 million versus $468 million at 6/30/96), and for the second year in a row, no companies with market caps below $100 million were included in the reconstituted index. Also, according to Morningstar, there are now over 500 small-cap mutual funds, totaling approximately $100 billion in assets. AS THE WORLD GETS SMALLER, SMALL-CAP STOCKS ARE GETTING BIGGER, AND MICRO-CAP STOCKS ARE GETTING MORE INTERESTING.

NO SMOKE, NO MIRRORS

     Just recently, one of our children asked a question that parents often hear, "WHAT EXACTLY DO YOU DO?" This question is posed to us frequently by shareholders and investment advisors as well, and it often leads to more questions. We thought it would be useful to employ a "Q and A" format to communicate our core beliefs, which have been developed over the last 25 years, principally by Chuck Royce.

                              [ GRAPHIC OMITTED ]

                    Cartoon: Male adult, male child

Within the small-cap market ($300 million to $1 billion), we utilize a concentrated approach. We focus our efforts on identifying those forty to fifty companies that we believe will give us the absolute best performance in this slightly more efficient area. The micro-cap area (below $300 million) is really what the small-cap area was twenty years ago, in that these stocks represent the last frontier of domestic equity opportunity. We use a diversified approach because of liquidity constraints and the higher-than-usual volatility in this sector.

     In the exchange that follows, Whitney George and Jack Fockler discuss some of these tenets. Whitney joined our firm six years ago as a "maitre d'" serving on the front line of our investment activity. Whitney's talent and steady contributions have enabled him to move to chef status as a portfolio manager in our "restaurant." Jack joined us eight years ago primarily working with clients. Jack's and Whitney's responsibilities have expanded into a central role; both are now managing directors. We hope this helps you become more familiar with our investment philosophy.

                  . . . an organized and intensive process that includes interviewing a company's customers, competitors and suppliers. This "detective work" universally is not done on Wall Street.

     WHAT DO YOU LOOK FOR IN A COMPANY? Essentially, we are interested in three things-strong balance sheets, strong evidence of success and strong prospects. Small and micro-cap entities can be very fragile; and, as a result, we look for companies that can survive during times that are difficult for their products or their particular industry as a whole. We maintain primary focus on internal returns: namely, return on assets and return on invested capital. Both measures provide a deeper insight into a company's health. In essence, we seek growing businesses that produce free cash flow.

     IS A COMPANY'S ANNUAL REPORT WORTH READING? One of the most important and under appreciated sources of information is the annual report. We are enthusiastic and diligent readers of annual reports and not just for the numbers. We look for the obvious and the not-so-obvious signals that a CEO or Chairman is sending in the various discussions. We look at what is being said and not said, and compare what we find to previous years' reports. Dog-eared annual reports are our standard.

     DO YOU CONSIDER THE QUANTITATIVE OR QUALITATIVE ASPECTS OF YOUR RESEARCH TO BE THE MOST IMPORTANT? While quantitative research remains the cornerstone of our process, it is the qualitative aspects that take on an increasingly important role. Information is readily available to everyone, so being the fastest reader or collector of documents no longer affords the advantage it once did. The non-quantitative effort is where we add value, and it is also the most fun.

                  ONE OF THE MOST IMPORTANT AND UNDER
                  APPRECIATED SOURCES OF INFORMATION IS THE
                  ANNUAL REPORT.

     WHAT DO YOU WANT TO ACCOMPLISH WHEN YOU MEET WITH COMPANY MANAGEMENT TEAMS? We listen carefully to their plans, aspirations and dreams for the business. The research process begins as we assess their credibility and that of their plans. As careful investors, we must be able to trust management.

     HOW DO YOU CONFIRM THEIR ASPIRATIONS AND DREAMS? Management meetings are just a starting point. It's very important to be able to validate what we have been told. We do this through an organized and intensive process that includes interviewing a company's customers, competitors and suppliers. This "detective work" universally is not done on Wall Street.

ARE THERE CERTAIN STANDARDS THAT YOU LOOK FOR WHEN YOU TALK TO MANAGEMENT? Honesty is paramount, both in actions and thought processes. We try to understand motivations and make certain management's intentions are consistent with ours. We look for confirmation of integrity in all corporate actions. We spend considerable time reviewing proxies for conflicts and governance issues that others often gloss over.

                  WE SPEND CONSIDERABLE TIME REVIEWING
                  PROXIES FOR CONFLICTS AND GOVERNANCE ISSUES
                  THAT OTHERS OFTEN GLOSS OVER.

HOW DO YOU FIND NEW IDEAS FOR THE PORTFOLIOS? We are open-minded and non-discriminating about how new ideas find their way into the firm. We think of ourselves as "shop-a-holics" when it comes to finding a new name, and we are prepared to talk to anyone or look anywhere to learn about an idea. This means shopping at Wall Street "supermarkets," regional firms and research boutiques. We even go to "garage sales" where there is no analytical coverage. But, at the end of the day, we are exceptionally discriminating about our purchases.

DO YOU INVEST IN INITIAL PUBLIC OFFERINGS (IPOS)? We do significant analyses of IPOs, although this does not necessarily mean that we are significant investors. While IPOs represent a wonderful source of new ideas, our interest in them tends to be six to eighteen months following the initial offering, when the prices are more to our liking.

DO YOU INVEST IN TECHNOLOGY STOCKS? While we believe the technology sector is a vibrant and important part of our economy, we view the investment opportunity somewhat differently. Most of the attention in this sector is on cutting-edge companies. While this is an exciting and potentially rewarding area, it is also very difficult. These companies tend to be consumers, not producers, of cash, and it's hard for us to feel comfortable that the financial characteristics we are looking for will be in place five years from now. Our preferred type of technology investment, while not on the front line, is able to deliver comparable growth without the inherent risk. Electronics distributors are a good example of a low-risk way to participate in what has historically been a high-risk sector.

                  WHILE IPOS REPRESENT A WONDERFUL SOURCE OF
                  NEW IDEAS, OUR INTEREST IN THEM TENDS TO
                  BE SIX TO EIGHTEEN MONTHS FOLLOWING THE
                  INITIAL OFFERING, WHEN THE PRICES ARE MORE
                  TO OUR LIKING.

HOW DIFFICULT IS IT TO KEEP TRACK OF NAMES IN THE PORTFOLIOS? It is not as big a project as one might think. The business world does not change as rapidly as the stock market. While a company's stock price may change daily, earnings are only reported quarterly, and the balance sheet evolves even more slowly. We combine a running evaluation of these slower developments with a very disciplined and rigorous tracking process that continually focuses on the relationship of "private worth" to market price.

Value works because markets are cyclical. We think of ourselves as risk managers. It is not a fruitful idea to focus only on risk. We're committed to the idea of finding stocks that we believe can double in value over approximately a four-year time frame while keeping risk levels relatively low.

HOW DO ROYCE ANALYSTS INTERACT WITH THE PORTFOLIO MANAGERS? We sit together in an open environment that encourages constant dialogue; there are no offices in which to hide. Our analysts generally work together in teams; multiple eyes reduce nearsightedness. They are not industry specialists, but generalists. This is in contrast to most firms, which organize their research effort around specific industries and designate analysts to cover narrow niches. The problem with industry analysts is that they tend to fall in love with their sectors.

     We want our analysts to be able to recognize good companies, regardless of sector. We require written records of our thought processes; this minimizes the human tendency to reinvent a story as circumstances change.

               OUR ANALYSTS GENERALLY WORK TOGETHER IN
               TEAMS; MULTIPLE EYES REDUCE NEARSIGHTEDNESS.

HOW IMPORTANT IS TRADING EXECUTION? Execution is critical to successful small-cap investing because costs are higher than in the large-cap market. Indeed, spreads of 5% or more between a stock's bid and ask price are not uncommon. Daily trading volume is often low, demanding significant patience on the part of the trader/buyer. Many a good large-cap manager who ventures into the small and micro-cap universes becomes immediately frustrated by the trading nuances of the sector. We work hard at this part of our business and believe that our 20+ years of experience give us an edge.

HOW DO YOU WEIGH YOUR OWN EVALUATIONS VERSUS THOSE OF OUTSIDE ANALYSTS? It's only through doing your own work that you're able to develop confidence and conviction. Much of Wall Street's research is directed toward those companies that provide opportunities for making money through trading or investment banking. While we use outside research, it is for general context purposes only.

WHAT HAPPENS WHEN A STOCK THAT YOU LIKE GOES DOWN IN PRICE? This gives us a reason to go back and review the work to gain an understanding as to why the stock has declined. If we find we have missed something, then we re-evaluate how bad the situation is and how much is already reflected in the price. Hopefully, the outcome is higher conviction coinciding with a more attractive purchase price. We are not afraid to average down (buy more shares at lower prices) when our conviction level is in place.

               IT'S ONLY THROUGH DOING YOUR OWN WORK THAT
               YOU'RE ABLE TO DEVELOP CONFIDENCE AND
               CONVICTION.

HOW DOES ONE AVOID UNDERPERFORMANCE? It's not clear that one can avoid underperformance in the short-run because the greatest opportunities come when conditions are at their worst. We try to address this by being realistic in terms of our holding period, which is generally four years on average, and by recognizing that this year's poor performer may be the stock that everyone wants to own several years later. Stock selection and performance are not related in the short-term.

WHAT SHOULD BE EXPECTED FROM AN INVESTMENT MANAGER? Investors should look for a return that is reasonable and an approach that stresses absolute, not relative, performance goals. Although relative performance comparisons are useful, they should not drive the evaluation process; you cannot eat from the table of relative performance. We also think managers should communicate openly, sharing their successes, failures and expectations with their investors.

                               [ GRAPHIC OMITTED ]

               Picture of 2 Lane Road and rising sun with clouds


                               [ GRAPHIC OMITTED ]

             Photo of Jack Fockler, Whitney George and Chuck Royce


THE ROAD AHEAD

     While the last two and one-half calendar years have produced only one down quarter for small-cap stocks, there is plenty of evidence to suggest the road ahead will be different. Since May '96 volatility has been higher in the small and micro-cap sectors, usually a prelude to lower returns. We believe that active management and a value orientation are especially appropriate in this more volatile environment. Although large-cap stocks have been market leaders for over three years, we do not believe that this is a permanent condition. The market's preference for large and liquid securities will run its course as it has before.

     Although absolute returns for the market are likely to diminish following this extraordinary return period, we remain excited about near and long-term prospects for our risk-averse style of investing. Your continued confidence is appreciated.


Sincerely,

   /s/ Charles M. Royce   /s/ W. Whitney George   /s/ Jack E. Fockler, Jr.
     Charles M. Royce        W. Whitney George       Jack E. Fockler, Jr.
       President              Vice President           Vice President


July 25, 1997


We want to pay tribute to our friend and colleague, Tom Ebright, who passed away on July 14, 1997. For over sixteen years, Tom was a substantial contributor and valued partner of our firm. He is survived by his wife, Joyce, his two daughters, Jennifer and Ellen, and many shareholders and friends who knew and loved Tom.

WHAT WE DO Royce Premier Fund ("Premier") uses a risk-averse value approach to invest primarily in a concentrated portfolio of small-cap stocks with market caps between $300 million and $1 billion. The securities in Premier's portfolio include our highest confidence selections, those we define as "superior companies" because of their solid balance sheets, excellent prospects and high internal rates of return.

HOW WE DID After more than holding its own in the difficult first quarter, Royce Premier Fund flourished during the strong second quarter to finish the first six months up 14.6%. The Fund's focus on high quality small-cap companies helped it to outperform its benchmark index, the Russell 2000, which was up 10.2% for the first half. Premier also enjoyed a performance edge over the Russell 2000 in the one-year period (26.0% vs. 16.3%). The Fund, with five and one-half years of performance history and $430 million in net assets, has a 4-star (****) rating from Morningstar, out of 1,997 equity funds as of June 30, 1997. The average annual total return for the Fund since inception was 16.1%.

     Since the small-cap sector has always been more volatile, we believe that paying attention to risk is critical to delivering above-average, long-term returns. Risk is typically evaluated in terms of uncertainty, by measuring fund volatility through standard deviation and beta, and also in terms of possibility of loss, by measuring actual down market performance. Premier's risk averse orientation has resulted in low risk rankings and superior down market performance versus the Russell 2000 and its small-cap peers.


ROYCE PREMIER FUND

TOTAL RETURNS
Through 6/30/97
-----------------------------------
1997 (through 6/30)           14.6%
-----------------------------------
1-Year                        26.0%
-----------------------------------
3-Year Average Annual         18.2%
-----------------------------------
5-Year Average Annual         17.5%
-----------------------------------
Since Inception (12/31/91)    16.1%
Average Annual



RISK/RETURN COMPARISON
Five-Year Period Ended 6/30/97

                Average Annual    Standard
                 Total Return    Deviation      RUR
Royce Premier       17.5%          6.7          2.62
Russell 2000        17.9%         12.3          1.45



Over the last five years, ROYCE PREMIER HAS SUBSTANTIALLY OUTPERFORMED THE RUSSELL 2000 on a risk-adjusted basis.




DOWN MARKET
PERFORMANCE
COMPARISON (Bar Graph)
(All Down Periods of 5% or Greater)
In Percentages (%)
                    Royce      Russell
                   Premier      2000
2/12/92-7/8/92       0.0%      -12.6%
3/18/94-12/9/94     -4.2%      -13.3%
5/22/96-7/24/96     -6.4%      -15.6%
1/22/97-4/25/97      0.3%       -9.2%

Royce Premier's risk-averse investment orientation has resulted in strong relative returns in down markets.



ROYCE PREMIER VERSUS RUSSELL 2000 (Line Graph)
Value of $10,000 Invested on 12/31/91*

Date      RPR       Rus
12/31/91  10000     10000
3/31/92   10160     10750
6/30/92   10140     10017
9/30/92   10440     10303
12/31/92  11580     11841
3/31/93   12125     12346
6/30/93   12608     12615
9/30/93   12923     13718
12/31/93  13784     14079
3/31/94   13891     13704
6/30/94   13741     13171
9/30/94   14258     14085
12/31/94  14236     13823
3/31/95   14851     14460
6/30/95   16103     15815
9/30/95   16807     17378
12/31/95  16774     17755
3/31/96   17339     18662
6/30/96   18022     19595
9/30/96   18469     19662
12/31/96  19813     20684
3/31/97   20041     19613
6/30/97   22705     22794

*Current year returns through June 30.
Includes reinvestment of distributions.

                         Performance & Portfolio Review


MARKET CAP EXPOSURE  (Bar Graph)
Cap Size in millons    % of Portfolio

[less than] $300              7%
$300-$500                    37%
$500-$1,000                  44%
[greater than] $1,000        12%




PORTFOLIO DIAGNOSTICS

Median Market Cap              $586 million
Weighted Average P/E Ratio           17.5x
Weighted Average P/B Ratio            1.8x
Weighted Average Yield                1.1%
Net Assets                    $430 million
Turnover Rate                          13%
Symbol                               RYPRX

The Fund's P/E and P/B ratios remained low.



TOP TEN POSITIONS
% of Net Assets

1.    Stanhome                    3.2
2.    Marshall Industries         3.1
3.    Wesco Financial             2.9
4.    Trenwick Group              2.9
5.    New England
      Business Service            2.7
6.    Florida Rock Industries     2.7
7.    The Standard Register Co.   2.3
8.    The Pioneer Group           2.3
9.    Charming Shoppes            2.2
10.   CalMat                      2.2

Top 35 holdings represented 82% of equity portfolio as of 6/30/97.



PORTFOLIO INDUSTRY BREAKDOWN  (Pie Chart)
% of Net Assets*

Industrial Products           18
Financial Intermediaries      17
Retail                        13
Industrial Services           12
Financial Services            12
Technology                     8
Natural Resources              8
Consumer Products              7
Consumer Services              3
Health                         2

*excludes cash and cash equivalents.




GOOD IDEAS THAT WORKED

Security                   Realized and Unrealized Gain
--------                   ----------------------------
Wesco Financial                             $5,364,100
Oakley                                       2,681,478
Stanhome                                     2,610,394
Family Dollar Stores                         2,380,116
Marshall Industries                          2,047,275

During 1997's first half, the above companies made the largest positive contributions, in dollar terms, to our overall performance. Among these winners, there were no examples of hot new issues, high-priced takeovers or momentum miracles. Rather, our top five performers emerged from a series of long-term investment decisions. We built our positions when business conditions were difficult and other investors had voted negatively on future prospects.



GOOD IDEAS AT THE TIME


Security                           Realized and Unrealized Loss
--------                           ----------------------------
The Standard Register Company                          $543,375
Sotheby's Holdings Cl. A                                481,300
The Pioneer Group                                       467,156
Charming Shoppes                                        455,176
Buffets                                                 202,464

Even the best small-cap companies can have periods of declining performance. We believe if their balance sheets are strong and they have a history of high internal returns, these companies will recover. We are generally well-rewarded for our persistence, although market price rebounds can take longer than we anticipated. Occasionally, we elect to redeploy the assets into other opportunities. The above companies had the largest negative impact on the Fund's performance.

                              ROYCE MICRO-CAP FUND

WHAT WE DO Royce Micro-Cap Fund ("Micro-Cap") invests primarily in companies with market capitalizations of $300 million or less. We believe the buying opportunities in this sector have more potential for higher returns than any other in the domestic equity market due to limited institutional attention and research coverage.

HOW WE DID Although the Fund's micro-cap orientation was a hindrance in a market which favored larger, more well-known companies, Royce Micro-Cap Fund managed to match the small-cap oriented Russell 2000 index in the first six months of 1997 (10.1% vs. 10.2%). While near-term performance roughly paralleled that of the Russell 2000, long-term performance is a different matter. Micro-Cap holds a performance advantage over the Russell 2000 in both the five-year (18.6% vs. 17.9%) and since inception (18.2% vs. 16.2%) periods. The Fund, with $155 million in net assets, remains one of the few micro-cap funds with five years of performance history and an investment manager with almost 25 years of micro-cap experience. We strongly believe that managing risk is a key component to delivering above-average returns in this volatile sector of the small-cap market. Risk is typically evaluated in terms of uncertainty, by measuring fund volatility through standard deviation and beta, and also in terms of possibility of loss, by measuring actual down market performance. Micro-Cap's risk-averse orientation has resulted in low risk rankings and solid down market performance versus the Russell 2000 and its small-cap peers.

ROYCE MICRO-CAP FUND

TOTAL RETURNS
Through 6/30/97

-----------------------------------
1997 (through 6/30)           10.1%
-----------------------------------
1-Year                        14.6%
-----------------------------------
3-Year Average Annual         16.5%
-----------------------------------
5-Year Average Annual         18.6%
-----------------------------------
Since Inception (12/31/91)    18.2%
Average Annual





RISK/RETURN COMPARISON
Five-Year Period Ended 6/30/97

                     Average Annual    Standard
                     Total Return      Deviation      RUR
Royce Micro-Cap          18.6%           9.2          2.02
Russell 2000             17.9%          12.3          1.45

Over the last five years, Royce Micro-Cap has outperformed the Russell 2000 on both an absolute and a risk-adjusted basis.




DOWN MARKET PERFORMANCE COMPARISON  (Bar Graph)

(All Down Periods of 5% or Greater)
In Percentages (%)

Period              Royce Micro-Cap     Russell 2000
2/12/92-7/8/92           -1.5%               -12.6%
3/18/94-12/9/94          -4.4%               -13.3%
5/22/96-7/24/96          -8.7%               -15.6%
1/22/97-4/25/97          -5.1%               -9.2%

Royce Micro-Cap's risk-averse investment orientation has resulted in strong relative returns in down markets.




ROYCE MICRO-CAP VERSUS RUSSELL 2000 (Line Graph)

Value of $10,000 Invested on 12/31/91*

     Date      RMC       RUS
   12/31/91    10000     10000
   3/31/92     11100     10750
   6/30/92     10700     10017
   9/30/92     11421     10303
   12/31/92    12941     11841
   3/31/93     14184     12346
   6/30/93     14207     12615
   9/30/93     15316     13718
   12/31/93    16004     14079
   3/31/94     16127     13704
   6/30/94     15855     13171
   9/30/94     16770     14085
   12/31/94    16572     13823
   3/31/95     17185     14460
   6/30/95     18464     15815
   9/30/95     19717     17378
   12/31/95    19731     17755
   3/31/96     20544     18662
   6/30/96     21906     19595
   9/30/96     21172     19662
   12/31/96    22798     20684
   3/31/97     22602     19613
   6/30/97     25095     22794

*Current year returns through June 30.
Includes reinvestment of distributions.

                         PERFORMANCE & PORTFOLIO REVIEW


MARKET CAP EXPOSURE (Bar Graph)

Cap Size in millions     % of Portfolio
--------------------     --------------
less than      $300                 82%
          $300-$500                 16%
        $500-$1,000                  2%
greater than $1,000                  0%




PORTFOLIO DIAGNOSTICS
---------------------
Median Market Cap             $156 million
Weighted Average P/E Ratio         16.0x
Weighted Average P/B Ratio          1.6x
Weighted Average Yield              0.9%
Net Assets                    $155 million
Turnover Rate                        22%
Symbol                             RYOTX

The Fund's P/E and P/B ratios remained low.



GOOD IDEAS THAT WORKED

Security                 Realized and Unrealized Gain
--------                 ----------------------------
Rykoff-Sexton                                $796,889
Willbros Group                                689,081
Oshkosh B'Gosh Cl. A                          646,740
Weyco Group                                   575,635
Performance Technologies                      548,344

During 1997's first half, the above companies made the largest positive contributions, in dollar terms, to our overall performance. Among these winners, there were no examples of hot new issues, high-priced takeovers or momentum miracles. Rather, our top five performers emerged from a series of long-term investment decisions. We built our positions when business conditions were difficult and other investors had voted negatively on future prospects.


TOP TEN POSITIONS
% of Net Assets

1.    Sevenson Environmental
      Services                        2.3
2.    PXRE Corporation                1.7
3.    Bassett Furniture Industries    1.5
4.    Florida Rock Industries         1.5
5.    BGS Systems, Inc.               1.4
6.    Duff & Phelps Credit Rating     1.4
7.    Oshkosh B'Gosh Cl. A            1.4
8.    Pennsylvania
      Manufacturers Cl. A             1.3
9.    Johnson Worldwide
      Associates Cl. A                1.3
10.   PCA International               1.3




PORTFOLIO INDUSTRY BREAKDOWN  (Pie Chart)
% of Net Assets*

Industrial Products      22
Consumer Products        21
Industrial Services      16
Technology               13
Financial Intermediaries  9
Financial Services        6
Retail                    5
Consumer Services         4
Natural Resources         2
Health                    1
Utilities                 1

*excludes cash and cash equivalents.




GOOD IDEAS AT THE TIME

Security            Realized and Unrealized Loss
--------            ----------------------------
Rush Enterprises                       $731,975
Open Plan Systems                       477,505
Sagebrush                               401,496
The Rival Company                       345,426
Guy F. Atkinson Company                 308,467

Even the best small-cap companies can have periods of declining performance. We believe if their balance sheets are strong and they have a history of high internal returns, these companies will recover. We are generally well-rewarded for our persistence, although market price rebounds can take longer than we anticipated. Occasionally, we elect to redeploy the assets into other opportunities. The above companies had the largest negative impact on the Fund's performance.

              UPDATES & NOTES TO PERFORMANCE AND RISK INFORMATION


THE ROYCE FUNDS UNVEILS AN UPDATED WEB SITE

     We want to draw your attention to our newly enhanced internet web site (www.roycefunds.com) where you can find out more about our small and micro-cap mutual fund offerings, obtain the most recent quarterly performance, and review recent articles and Fund write-ups as well as up-to-the minute topics.

ROYCE & ASSOCIATES, INC. NAME CHANGE (FORMERLY QUEST ADVISORY CORP.)

     We recently announced a name change of the Funds' Investment Adviser, from Quest Advisory Corp. to Royce & Associates, Inc. The new name change more closely identifies the name of the Adviser with that of the Funds that it manages and recognizes the important contributions of the Adviser's associates.

NOTES TO PERFORMANCE AND RISK INFORMATION

     All performance information is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Share prices will fluctuate, so that shares may be worth more or less than their original cost when redeemed. This report is not authorized for distribution unless preceded or accompanied by a current prospectus. Please read the prospectus carefully before investing or sending money.

     Morningstar proprietary ratings reflect historical risk-adjusted performance as of 6/30/97 and are subject to change monthly. The rating is calculated from a fund's three, five and ten-year average annual returns with appropriate fee adjustments and a risk factor that reflects performance relative to three-month Treasury bill returns. Royce Premier Fund received three and five stars for the three- and five-year periods ended June 30, 1997 in the domestic equity category out of 1,997 and 1,134 funds, respectively. Ten percent of the funds in an investment category receive five stars, 22.5% receive four stars, and 35% receive three stars. Morningstar risk ratio, beta and standard deviation are measures of a fund's relative risk and are calculated for the trailing 36-month period. Morningstar proprietary risk ratio measures a fund's downside volatility relative to all equity funds which have an average score of 1.00. The lower the risk ratio, the lower a fund's downside volatility has been. Beta is a measure of sensitivity to market movements compared to the unmanaged S&P 500 index, with the beta of the S&P 500 equal to 1.00. A low beta means that a fund's market related volatility has been low. Standard deviation is a statistical measure within which a fund's total returns have varied over time. The greater the standard deviation, the greater a fund's volatility. The indices referred to in this report are unmanaged indices of domestic common stocks.

                              FINANCIAL STATEMENTS



Schedules of Investments                14-16
Statements of Assets and Liabilities    17
Statements of Changes in Net Assets     18
Statements of Operations and
  Financial Highlights                  19
Notes to Financial Statements           20








SCHEDULES OF INVESTMENTS

ROYCE PREMIER FUND                                     June 30, 1997 (unaudited)
COMMON STOCKS - 85.8%
                                     Shares             Value
                                     ------             -----
CONSUMER PRODUCTS - 6.5%
Gibson Greetings*                   346,100        $  7,787,250
Juno Lighting                       324,900           5,279,625
Oakley*                             570,700           8,025,469
Sturm, Ruger & Company              343,900           6,749,037
                                                      ---------
                                                     27,841,381
                                                     ----------
CONSUMER SERVICES - 2.2%
Buffets*                            611,785           5,161,936
Sbarro                              160,800           4,462,200
                                                      ---------
                                                      9,624,136
                                                      ---------
FINANCIAL INTERMEDIARIES - 14.2%
The Commerce Group                  351,600           8,658,150
Leucadia National Corporation       281,700           8,715,094
Orion Capital Corporation            64,900           4,786,375
Pennsylvania Manufacturers Cl. A    279,510           4,332,405
Trenwick Group                      334,650          12,549,375
Wesco Financial                      38,800          12,619,700
Zenith National Insurance           348,500           9,409,500
                                                     ----------
                                                     61,070,599
                                                     ----------
FINANCIAL SERVICES - 10.1%
E.W. Blanch Holdings                290,500           7,752,719
Crawford & Company Cl. A            373,350           5,740,256
Arthur J. Gallagher & Co.           244,200           9,218,550
The John Nuveen Company Cl. A       144,100           4,503,125
The Pioneer Group                   423,600           9,742,800
Willis Corroon Group ADR+           565,700           6,328,769
                                                     ----------
                                                     43,286,219
                                                     ----------
HEALTH - 2.0%
Haemonetics Corporation*            451,200           8,629,200
                                                     ----------
INDUSTRIAL PRODUCTS - 15.4%
Curtiss-Wright Corporation          122,000           7,106,500
Fab Industries                      162,000           5,072,625
P. H. Glatfelter Company            234,900           4,698,000
Kaydon Corporation                  160,900           7,984,662
Lilly Industries Cl. A              461,400           9,285,675
The Lincoln Electric Company        187,800           7,183,350
The Standard Register Company       321,800           9,855,125
Unifi                               160,400           5,994,950
Woodward Governor Company           251,956           9,070,416
                                                     ----------
                                                     66,251,303
                                                     ----------
INDUSTRIAL SERVICES - 10.2%
Air Express International           112,400           4,467,900
Arnold Industries                   444,000           7,548,000
Bowne & Co.                         174,000           6,068,250
DIMON Incorporated                  235,200           6,232,800
Morrison Knudsen*                   566,600         $ 7,719,925
New England Business Service        446,700          11,753,794
                                                     ----------
                                                     43,790,669
                                                     ----------
NATURAL RESOURCES - 6.6%
Tom Brown*                          348,210           7,399,462
CalMat                              440,500           9,470,750
Florida Rock Industries             288,700          11,728,438
                                                     ----------
                                                     28,598,650
                                                     ----------
RETAIL - 11.5%
Charming Shoppes*                 1,840,700           9,606,153
The Dress Barn*                     330,500           6,444,750
Family Dollar Stores                255,400           6,959,650
Sotheby's Holdings Cl. A            345,900           5,837,063
Stanhome                            415,900          13,672,712
The Talbots                         206,000           7,004,000
                                                     ----------
                                                     49,524,328
                                                     ----------
TECHNOLOGY - 7.1%
Dionex Corporation*                  91,200           4,674,000
Electroglas*                        197,000           4,961,937
Marshall Industries*                359,300          13,383,925
National Computer Systems           287,100           7,644,038
                                                     ----------
                                                     30,663,900
                                                     ----------
TOTAL COMMON STOCKS
 (Cost $282,818,124)                                369,280,385
                                                    -----------

U.S. TREASURY OBLIGATION - 3.3%
U.S. Treasury Notes, principal amount
  $14,000,000, 7.00% due 4/15/99
  (Cost $14,194,687)                                 14,220,920
                                                     ----------

REPURCHASE AGREEMENT - 12.6%
State Street Bank and Trust Company,
5.15% dated 6/30/97, due 7/01/97,
  maturity value $54,007,725, (collateralized
  by U.S. Treasury Notes, 6% due 5/31/98,
  valued at $55,080,110)
  (Cost $54,000,000)                                 54,000,000
                                                     ----------

TOTAL INVESTMENTS - 101.7%
  (Cost $351,012,811)                               437,501,305

LIABILITIES LESS CASH AND
  OTHER ASSETS - (1.7)%                              (7,188,444)
                                                     ----------

NET ASSETS - 100.0%                                $430,312,861
                                                   ============

*  Non-income producing.
+  American Depository Receipt.

INCOME TAX INFORMATION: The cost of total investments for federal income tax purposes was $351,012,811. At June 30, 1997, net unrealized appreciation for all securities amounted to $86,488,494, consisting of aggregate gross unrealized appreciation of $88,860,787 and aggregate gross unrealized depreciation of $2,372,293.

The accompanying notes are an integral part of the financial statements.

SCHEDULES OF INVESTMENTS

ROYCE MICRO-CAP FUND                                   June 30, 1997 (unaudited)
COMMON STOCKS - 91.9%

                                      Shares             Value
                                      ------             -----
CONSUMER PRODUCTS - 17.9%
Aldila*                               240,000         $1,335,000
Bassett Furniture Industries           85,000          2,406,563
Conso Products Co.*                    35,875            439,469
Fedders Corporation Cl. A             125,400            705,375
Garan Incorporated                     33,200            668,150
Gibson Greetings*                      45,000          1,012,500
J & J Snack Foods Corp.*               79,300          1,219,238
Jean-Philippe Fragrances*             162,500          1,015,625
Johnson Worldwide Associates Cl. A*   157,750          2,031,031
Justin Industries                      18,900            240,975
Kit Manufacturing Co.*                 32,200            305,900
Lifetime Hoan Corporation*            127,780          1,118,075
Lund International Holdings*           58,200            654,750
Midwest Grain Products*               116,800          1,547,600
Mity-Lite*                             30,220            419,303
Oshkosh B'Gosh Cl. A                   97,600          2,122,800
Pentech International*                220,600            551,500
The Rival Company                      46,800            690,300
The Sirena Apparel Group*             110,000            330,000
The Smithfield Companies               33,800            371,800
Steck-Vaughn Publishing *              57,500            776,250
Thomaston Mills Cl. A                 107,000          1,003,125
Thor Industries                        60,800          1,512,400
The Topps Company*                    442,500          1,852,969
Velcro Industries                      22,700          1,861,400
Weyco Group                            25,100          1,631,500
                                                      ----------
                                                      27,823,598
                                                      ----------
CONSUMER SERVICES - 4.2%
800-JR CIGAR                          50,000           1,037,500
Cornell Corrections                   70,400           1,161,600
Jenny Craig*                          86,800             602,175
MovieFone Cl. A*                      60,900             422,494
PCA International                     99,900           1,998,000
Sagebrush*                           157,200             805,650
Shoney's*                             99,662             591,743
                                                      ----------
                                                       6,619,162
                                                      ----------
FINANCIAL INTERMEDIARIES - 8.4%
ALLIED Life Financial                 56,650           1,118,838
BHI Corporation                       30,500             671,000
Highlands Insurance Group*            57,100           1,149,137
Intercargo Corporation                75,900             891,825
Medical Assurance*                    22,079             896,959
Nobel Insurance                       53,750             799,531
Oriental Financial Group              35,000             988,750
PXRE Corporation                      83,524           2,568,363
Pennsylvania Manufacturers Cl. A     135,072           2,093,616
Piper Jaffray Companies               15,700             321,850
RLI Corp.                             23,200             845,350
Trenwick Group                        18,900             708,750
                                                      ----------
                                                      13,053,969
                                                      ----------
FINANCIAL SERVICES - 5.3%
E.W. Blanch Holdings                  46,100           1,230,294
Duff & Phelps Credit Rating           72,500           2,202,188
Eaton Vance Corp.                     30,000             834,375
Investors Financial Services          16,774         $   796,765
Old Guard Group                       79,900           1,203,494
Phoenix Duff & Phelps                231,000           1,703,625
U.S. Global Investors Cl. A*         137,000             286,844
                                                      ----------
                                                       8,257,585
                                                      ----------
HEALTH - 1.2%
Hauser*                              73,900              397,212
Life Technologies                    18,800              521,700
Nitinol Medical Technologies*        63,300              957,413
                                                      ----------
                                                       1,876,325
                                                      ----------
INDUSTRIAL PRODUCTS - 18.6%
American Buildings Company*          38,000            1,026,000
American Filtrona                    46,800            1,918,800
BHA Group                            66,539            1,230,972
Blessings Corporation                64,100              665,037
CFC International*                   91,800              895,050
Carbo Ceramics                       44,000            1,199,000
Chemfab Corporation*                 56,400            1,184,400
Curtiss-Wright Corporation           15,900              926,175
DeVlieg-Bullard*                    395,400            1,359,187
Fab Industries                       59,700            1,869,356
Falcon Products                      84,000            1,128,750
Hawkins Chemical                    138,226            1,140,365
Holophane Corporation*               13,000              260,000
International Aluminum               42,700            1,131,550
Knape & Vogt Manufacturing           16,900              270,400
Mestek*                              15,000              309,375
Myers Industries                     58,800              992,250
Oregon Steel Mills                   33,300              663,919
Oshkosh Truck Corporation Cl. B      71,600            1,020,300
Penn Engineering and Manufacturing   73,300            1,438,512
Puerto Rican Cement Company          40,900            1,331,806
Quaker Chemical                      10,450              181,569
Shorewood Packaging*                 64,700            1,471,925
Simpson Manufacturing Co.*           50,800            1,346,200
Special Metals Corporation           55,000            1,072,500
Synalloy Corporation                 73,700            1,298,963
Versa Technologies                   23,500              370,125
Woodward Governor Company            31,648            1,139,328
                                                      ----------
                                                      28,841,814
                                                      ----------
INDUSTRIAL SERVICES - 14.7%
Aceto Corporation                    29,700              434,362
AirNet Systems*                      98,800            1,617,850
Guy F. Atkinson Company*             96,000              670,500
Circle International Group           51,300            1,353,038
Devcon International*                62,400              288,600
Frozen Food Express Industries      170,250            1,468,406
Insituform Technologies Cl. A*      212,500            1,301,562
Jaco Electronics*                    74,600              536,188
Kenan Transport                      33,430              681,136
Lufkin Industries                    30,500              800,625
Merrill Corporation                  30,900            1,123,987
New England Business Service         42,300            1,113,019
Open Plan Systems*                  100,600              402,400
Perini Corporation*                  72,700              536,163

SCHEDULES OF INVESTMENTS

ROYCE MICRO-CAP FUND                                   June 30, 1997 (unaudited)

                                    Shares               Value
                                    ------               -----
INDUSTRIAL SERVICES - (continued)
Rush Enterprises*                   127,300           $  795,625
Rykoff-Sexton                        81,400            1,897,637
Sevenson Environmental Services     184,000            3,588,000
Standard Commercial*                 77,633            1,348,873
Vallen Corporation*                  64,000            1,168,000
Willbros Group*                     111,400            1,768,475
                                                      ----------
                                                      22,894,446
                                                      ----------
NATURAL RESOURCES - 2.0%
Florida Rock Industries              56,000            2,275,000
MK Gold Company*                    517,900              809,219
                                                      ----------
                                                       3,084,219
                                                      ----------
RETAIL - 3.9%
The Bombay Company*                  73,000              365,000
Catherines Stores Corporation*      135,000              506,250
Cato Corporation Cl. A              114,500              622,594
Chico's FAS*                         73,100              388,344
Deb Shops                           113,700              454,800
Garden Ridge*                         5,000               62,500
Lechters*                           237,300            1,038,187
Mikasa Cl. B                         47,700              679,725
Suzy Shier                          140,000              912,415
Urban Outfitters*                    72,500            1,015,000
                                                      ----------
                                                       6,044,815
                                                      ----------
TECHNOLOGY - 10.6%
BGS Systems, Inc.                    81,200            2,233,000
CEM Corporation*                     85,700              739,162
CSP*                                 95,805              712,550
DH Technology*                      112,200            1,823,250
Giga-tronics*                        18,000              126,000
ILC Technology*                     148,220            1,593,365
Kentek Information Systems           72,400              561,100
Landauer                             36,200              839,387
MacNeal-Schwendler                  102,600         $  1,115,775
Newport Corporation                 110,300            1,240,875
PCD*                                 57,900            1,013,250
Performance Technologies*           108,000            1,647,000
Richardson Electronics              228,000            1,895,250
Technical Communications*            63,600              568,425
Woodhead Industries                  17,900              337,863
                                                      ----------
                                                      16,446,252
                                                      ----------
UTILITIES - 0.4%
Southern Union Company*              25,725              588,459
                                                      ----------

MISCELLANEOUS - 4.7%                                   7,314,515
                                                      ----------

Total Common Stocks
  (Cost $120,898,844)                                142,845,159
                                                     -----------

REPURCHASE AGREEMENT - 7.1%
State Street Bank and Trust Company,
5.15% dated 6/30/97, due 7/01/97,
  maturity value $11,001,574,
  collateralized by U.S. Treasury Notes,
  6% due 5/31/98, valued at $11,222,447)
  (Cost $11,000,000)                                  11,000,000
                                                      ----------

TOTAL INVESTMENTS - 99.0%
  (Cost $131,898,844)                                153,845,159

CASH AND OTHER ASSETS LESS
 LIABILITIES - 1.0%                                    1,578,783
                                                      ----------

NET ASSETS - 100.0%                                 $155,423,942
                                                    ============

* Non-income producing.

INCOME TAX INFORMATION: The cost of total investments for federal income tax purposes was $131,898,844. At June 30, 1997, net unrealized appreciation for all securities amounted to $21,946,315, consisting of aggregate gross unrealized appreciation of $28,542,182 and aggregate gross unrealized depreciation of $6,595,867.

    The accompanying notes are an integral part of the financial statements.


STATEMENTS OF ASSETS AND LIABILITIES                            June 30, 1997 (unaudited)


                                                             Royce               Royce
                                                            Premier             Micro-Cap
                                                             Fund                 Fund
                                                            -------             ---------
ASSETS:
Investments at value (identified cost $297,012,811
     and $120,898,844, respectively)                   $ 383,501,305       $ 142,845,159
Repurchase agreements (at cost and value)                 54,000,000          11,000,000
Cash                                                         561,385             917,598
Receivable for investments sold                               -                1,403,496
Receivable for capital shares sold                         3,204,469             335,709
Receivable for dividends and interest                        809,389             127,870
Prepaid expenses and other assets                             26,408              11,375
----------------------------------------------------------------------------------------
     Total Assets                                        442,102,956         156,641,207
----------------------------------------------------------------------------------------
LIABILITIES:
Payable for investments purchased                         11,127,272             888,438
Payable for capital shares redeemed                          196,588             153,456
Payable for investment advisory fees                         331,706             103,576
Accrued expenses                                             134,529              71,795
----------------------------------------------------------------------------------------
     Total Liabilities                                    11,790,095           1,217,265
----------------------------------------------------------------------------------------
     Net Assets                                        $ 430,312,861       $ 155,423,942
----------------------------------------------------------------------------------------
ANALYSIS OF NET ASSETS:
Undistributed net investment income                    $   2,474,161       $      -
Net investment loss                                           -                  (39,649)
Accumulated net realized gain on investments              12,940,808           8,251,465
Net unrealized appreciation on investments                86,488,494          21,946,315
Capital shares                                                48,066              17,340
Additional paid-in capital                               328,361,332         125,248,471
----------------------------------------------------------------------------------------
     Net Assets                                        $ 430,312,861       $ 155,423,942
========================================================================================
SHARES OUTSTANDING:
     (unlimited number of $.001 par value
      shares authorized for each Fund)                    48,065,798          17,340,358
========================================================================================
NET ASSET VALUE:
     (offering and redemption price per share)                 $8.95               $8.96
========================================================================================



The accompanying notes are an integral part of the financial statements.



STATEMENTS OF CHANGES IN NET ASSETS



                                                                Royce Premier Fund                     Royce Micro-Cap Fund
                                                         Six Months ended     Year ended         Six Months ended      Year ended
                                                            June 30, 1997     December 31,        June 30, 1997        December 31,
INVESTMENT OPERATIONS:                                      (unaudited)          1996              (unaudited)             1996
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                $   2,136,407      $ 3,667,544        $  (39,649)        $   (249,051)
Net realized gain on investments                               10,113,592       19,648,625         6,198,825           11,111,467
Net change in unrealized appreciation on investments           38,671,243       25,537,270         7,924,397            7,205,618
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from investment operations          50,921,242       48,853,439        14,083,573           18,068,034
------------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS:
Net investment income                                              -            (3,591,631)             -                 (65,526)
Net realized gain on investments                                   -           (17,598,880)             -              (8,942,087)
------------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                                  -           (21,190,511)             -              (9,007,613)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from shares sold                                 103,264,365       90,607,839        25,017,476           61,828,569
Dividends reinvested                                               -            19,896,838              -               8,414,310
Cost of shares redeemed                                       (40,896,402)    (123,383,399)      (25,006,147)         (35,703,495)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from
     capital share transactions                                62,367,963      (12,878,722)           11,329           34,539,384
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS                                    113,289,205       14,784,206        14,094,902           43,599,805
NET ASSETS:
Beginning of period                                           317,023,656      302,239,450       141,329,040           97,729,235
------------------------------------------------------------------------------------------------------------------------------------
End of period                                                $430,312,861 (a) $317,023,656 (a)  $155,423,942 (b)     $141,329,040(b)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Shares sold                                                    12,575,838       12,081,905         3,002,408            7,781,266
Shares issued for reinvestment of dividends
     and distributions                                             -             2,594,157              -               1,050,757
Shares redeemed (c)                                            (5,103,767)     (16,508,230)       (3,031,296)          (4,433,643)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in shares outstanding                   7,472,071       (1,832,168)          (28,888)           4,398,380
------------------------------------------------------------------------------------------------------------------------------------


(a) Includes undistributed net investment income of $2,474,161 in 1997 and $337,754 in 1996.

(b) Includes net investment loss of $(39,649) in 1997 and $0 in 1996.

(c) Shares redeemed within one year of purchase are subject to a 1% redemption fee, payable to the Funds, which is used to offset costs associated with the redemption.

             The accompanying notes are an integral part of the financial statements.

STATEMENTS OF OPERATIONS                     FOR THE SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)
                                                                                        Royce             Royce
                                                                                       Premier           Micro-Cap
INVESTMENT INCOME:                                                                      Fund               Fund
                                                                                       -------           --------
INCOME:
  Dividends                                                                       $   2,816,389         $  989,471
  Interest                                                                            1,480,235             89,807
--------------------------------------------------------------------------------------------------------------------
    Total Income                                                                      4,296,624          1,079,278
--------------------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fees                                                            1,735,012          1,053,255
  Custodian and shareholder servicing fees                                              168,480             90,816
  Administrative and office facilities expenses                                         112,046             47,136
  Professional fees                                                                       1,045             10,631
  Trustees' fees                                                                         24,881             11,106
  Other expenses                                                                        150,061             89,130
--------------------------------------------------------------------------------------------------------------------
    Total Expenses                                                                    2,191,525          1,302,074
    Fees Waived by Investment Adviser                                                   (31,308)          (183,147)
--------------------------------------------------------------------------------------------------------------------
    Net Expenses                                                                      2,160,217          1,118,927
--------------------------------------------------------------------------------------------------------------------
    Net Investment Income (Loss)                                                      2,136,407            (39,649)
--------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments                                                     10,113,592          6,198,825
Net change in unrealized appreciation on investments                                 38,671,243          7,924,397
--------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain on investments                                      48,784,835         14,123,222
--------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM INVESTMENT OPERATIONS                               $50,921,242       $ 14,083,573
--------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.



FINANCIAL HIGHLIGHTS                                                            June 30, 1997 (unaudited)

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating the Funds' performance for the periods presented.

    Net Asset Value,  Net Investment   Net Realized and    Dividends from  Distributions from    Net Asset             Net Assets,
      Beginning         Income         Unrealized Gain on  Net Investment  Net Realized Gain    Value, End   Total    End of Period
      of Period         (Loss)           Investments         Income          on Investments      of Period   Return   (in thousands)

ROYCE PREMIER FUND (a)
+1997  $7.81          $ 0.04               $1.10             $  -             $ -                 $8.95       14.6%     $430,313
 1996   7.12            0.10                1.18              (0.10)           (0.49)              7.81       18.1%      317,024
 1995   6.48            0.10                1.05              (0.09)           (0.42)              7.12       17.8%      302,239
 1994   6.41            0.06                0.15              (0.05)           (0.09)              6.48       3.3%       202,390
 1993   5.52            0.02                1.03              (0.02)           (0.14)              6.41       19.0%       47,143
 1992   5.00            0.02                0.77              (0.02)           (0.25)              5.52       15.8%        2,329

ROYCE MICRO-CAP FUND (b)
+1997  $8.14          $                    $0.82               $ -            $ -                 $8.96       10.1%     $155,424
 1996   7.53           (0.01)               1.17                -              (0.55)              8.14       15.5%      141,329
 1995   6.48             -                  1.24                -              (0.19)              7.53       19.1%       97,729
 1994   6.47             -                  0.23                -              (0.22)              6.48       3.6%        26,774
 1993   5.83             -                  1.38                -              (0.74)              6.47       23.7%       10,261
 1992   5.00           (0.01)               1.48                -              (0.64)              5.83       29.4%        3,373

(a)Expense ratios are shown after fee waivers by the investment adviser. For the periods ended June 30, 1997, and December 31, 1996, 1993 and 1992, the expense ratios before the waivers would have been 1.26%, 1.28%, 1.68%, and 4.17%, respectively.

(b)Expense ratios are shown after fee waivers by the investment adviser. For the periods ended June 30, 1997, and December 31, 1996, 1995, 1994, 1993 and 1992,
   the expense ratios before the waivers would have been 1.85%, 1.87%, 1.97%, 2.34%, 2.49%, and 3.77%, respectively.

*  Annualized.

** For fiscal years beginning on or after October 1, 1995, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investments.

+  Six months ended June 30, 1997.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

Royce Premier Fund and Royce Micro-Cap Fund ("Fund" or "Funds") are two series of The Royce Fund (the "Trust"), a diversified open-end management investment company. The Trust, originally established as a business trust under the laws of Massachusetts, converted to a Delaware business trust at the close of business on June 28, 1996. The Funds commenced operations on December 31, 1991.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of investments:

Securities listed on an exchange or on the Nasdaq National Market System are valued on the basis of the last reported sale prior to the time the valuation is made or, if no sale is reported for such day, at their bid price for exchange-listed securities and at the average of their bid and asked prices for Nasdaq securities. Quotations are taken from the market where the security is primarily traded. Other over-the-counter securities for which market quotations are readily available are valued at their bid price. Securities for which market quotations are not readily available are valued at their fair value under procedures established and supervised by the Board of Trustees. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services.

Investment transactions and related investment income:

Investment transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions and unrealized appreciation and depreciation are determined on the basis of identified cost for book and tax purposes.

Expenses:

Expenses directly attributable to each Fund are charged to that Fund's operations while expenses which are applicable to all Funds are allocated in an equitable manner.

Taxes:

As qualified regulated investment companies under Subchapter M of the Internal Revenue Code, the Funds are not subject to income taxes to the extent that each Fund distributes substantially all of its taxable income for its fiscal year. The Schedules of Investments include information regarding income taxes under the caption "Income Tax Information."

Distributions:

Any dividend and capital gain distributions are recorded on the ex-dividend date and paid annually in December. These distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification to paid-in capital and may affect net investment income per share. Undistributed net investment income may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Repurchase agreements:

The Funds enter into repurchase agreements with respect to portfolio securities solely with State Street Bank and Trust Company ("SSB&T"), the custodian of the Funds' assets. Each Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements are held by SSB&T until maturity of the repurchase agreements. Repurchase agreements could involve certain risks in the event of default or insolvency of SSB&T, including possible delays or restrictions upon the ability of each Fund to dispose of its underlying securities.

INVESTMENT ADVISER:

Under the Trust's investment advisory agreement with Royce & Associates, Inc. ("Royce") (formerly Quest Advisory Corp.), Royce is paid a monthly fee at an annual rate of 1.0% and 1.50% of the average net assets of Royce Premier Fund and Royce Micro-Cap Fund, respectively. For the six months ended June 30, 1997, Royce Premier Fund and Royce Micro-Cap Fund recorded advisory fees of $1,703,704 (net of voluntary waivers of $31,308) and $870,108 (net of voluntary waivers of $183,147), respectively.

PURCHASE AND SALES OF INVESTMENT SECURITIES:

For the six months ended June 30, 1997, the cost of purchases and the proceeds from sales of investment securities, other than short-term securities, were as follows:


                    Royce Premier Fund      Royce Micro-Cap Fund
                    ------------------      --------------------
        Purchases      $ 90,711,254           $ 30,001,261
        Sales          $ 40,879,911           $ 35,923,383

So while the "bulls" of both basketball and the market may reach dazzling new heights this year, we will continue to hone our approach and emphasize building returns over the long term.

Postscript

ALL THAT JAZZ

                               [ GRAPHIC OMITTED ]

                  Basketball on top of first paragraph of text


     This year's National Basketball Association Championship Finals pitted the high-flying exploits of Michael Jordan and the Chicago Bulls against the Utah Jazz. The appearance this year of the Jazz represented the culmination of over a decade's work for two of the game's premier players, John Stockton and league MVP Karl Malone. To achieve a consistent level of success, these two players have relied on a style of play that is the complete antithesis of Jordan & Co.'s acrobatic airborne style. The Jazz are patient; they rely on the fundamentals of intelligent ballhandling and passing, smart shot selection and tough defense.

     Their two stalwarts, Stockton & Malone, specialize in one of basketball's oldest and most reliable plays, the pick and roll. Stockton dribbles the ball toward the 6'10" Malone, who sets the "pick," standing in the way of the player defending the smaller, quicker Stockton, in effect taking that in effect taking that opponent out of the play. Malone then "rolls" toward the basket to receive a pass from Stockton and make an easy score. This formula has been confounding the team's opponents for years, in spite of the fact that every team the Jazz plays knows what is coming. The key to the duo's success lies in their execution, in their ability to master a fundamentally sound approach.

     You might describe the fundamental approach we bring to small-cap value investing as our version of the pick and roll. Whether in basketball or stock selection, each approach hinges on two elements working closely in sync with one another to achieve success. We employ the "pick" on small-cap stocks with the "roll" toward a disciplined value approach. Consistent application over the years may have made what we do predictable, but we have been no less successful for being so. For over twenty years, we have emphasized the fundamentals of investing when looking for small company stocks. As value investing continues to "score points" with solid returns in 1997, we are witnessing what looks like a return to a period of higher volatility. This environment gives us the "home-court advantage," as a more volatile market demands active management and closer attention to risk factors. The importance we place on a company's financial characteristics at the time of purchase is the essential element to our risk-averse value approach.

                          WHY VALUE INVESTORS RELY ON

                                THE ROYCE FUNDS

o ONE OF THE MOST WELL-RESPECTED AND OLDEST SMALL-CAP INVESTMENT MANAGERS WITH A VALUE ORIENTATION - We are an independent small-cap manager with over 20 years of investment management experience. Based in New York, Royce has more than $2 billion in total assets under management - all dedicated to small and micro-cap value investing. We offer a full range of small-cap, open-end mutual funds and closed-end funds, providing investors and advisors with a wide variety of small-cap alternatives.

o DEDICATED PROFESSIONALS WITH A SINGULAR FOCUS - Over the last 20 years, we have built substantial trading and research relationships in an attempt to provide shareholders with the best possible small-cap portfolios available. Our time-tested investment approach is supported by 12 professionals. Charles M. Royce, Chief Investment Officer, remains the primary portfolio manager.

o REALISTIC EXPECTATIONS AND CONSISTENT RESULTS - Royce Premier, Royce Total Return and Pennsylvania mutual are consistently ranked among the "lowest risk" small-cap equity funds available. We offer a systematic and disciplined investment approach that avoids style and capitalization drift. All the funds seek to provide above average full market cycle total returns with below average risk.

o CO-OWNERSHIP OF FUNDS - We believe it is important for our employees' financial interests to be congruent with our shareholders' financial interests. The Firm's officers and employees currently have more than $30 million invested in the Funds.


           VALUE INVESTING IN SMALL COMPANIES FOR OVER 20 YEARS


     For General Information,                    Advisor Services
     Additional Report Copies        For Fund Materials, Performance Updates,
     & Prospectus Inquiries               Transactions or Account Inquiries
         (800) 221-4268                        (800) 59-ROYCE (597-6923)

       Shareholder Services                 Automated Telephone Services
         (800) 841-1180                        (800) 78-ROYCE  (787-6923)

                                               E-mail: funds@roycenet.com

       The Royce Funds     1414 Avenue of the Americas    New York, NY 10019

This report must be accompanied by or preceded by a current prospectus of each of the Funds. Please read the prospectus carefully before investing or sending money.